EXHIBIT 10.30

                                AMENDMENT NO. 9
                                       TO
                           LOAN AND SECURITY AGREEMENT

     Amendment No. 9 dated as of June 20, 2002 ("Amendment") to Loan and Security Agreement originally dated as of December 28, 1999 and originally among IEC ELECTRONICS CORP. ("IEC" or "Debtor") and IEC ELECTRONICS-EDINBURG, TEXAS INC. ("IEC-Edinburg") and HSBC BANK USA, as Agent ("Agent") and HSBC BANK USA ("HSBC Bank") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital") as lenders (collectively, the "Lenders").

BACKGROUND

     1. Debtor, Agent and Lenders entered into a Loan and Security Agreement dated as of December 28, 1999 and Amendment Nos. 1, 2, 3, 4, 5, 6, 7 and 8 thereto dated as of March 30, 2000, December 1, 2000, April 24, 2001, December 21, 2001, February 15, 2002, February 28, 2002, March 15, 2002 and April 8,
2002,  respectively  (collectively,  the  "Agreement").  On or about January 27,
2000, IEC-Edinburg merged into IEC leaving IEC as the sole Debtor under the Agreement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

     2. Debtor has requested that Agent and Lenders consider extending the term of the Agreement through September 30, 2002 and has represented to Agent and the Lenders that Debtor has undertaken efforts to cause certain asset sales to occur in the immediate future, and is pursuing with third-party lenders a refinancing of all of the indebtedness of Debtor to Agent and the Lenders under the Agreement ("Indebtedness"), and that Debtor expects such efforts to result in the repayment in full of the Indebtedness on or before September 30, 2002.

     3. In response to Debtor's request and subject to all of the terms and conditions set forth herein, the Agent and the Lenders are willing to make certain amendments to the Agreement as set forth below on the conditions set forth below. NOW, THEREFORE, Debtor, the Agent and the Lenders for good and valuable consideration, receipt of which is hereby acknowledged, and in contemplation of the foregoing, hereby agree as follows:

     A. Conditions. The amendments and waivers contained herein shall be granted upon satisfaction of the following terms and conditions:

     1. Debtor shall have executed, and shall have caused IEC Electronics, S. de R.L. de C.V. ("IEC-Mexico") and IEC Electronics Foreign Sales Corporation ("IEC-FSC") to have executed, this Amendment to indicate their consent hereto, and four executed duplicate originals of this Agreement shall have been delivered to Agent.

     2. Debtor's continuing agreement, evidenced by Debtor's signature on this Amendment, that Debtor will: (i) continue to cooperate with Getzler & Company, Inc. ("Getzler") so that Getzler may review Debtor's business and business plans in order to report thereon to Agent's counsel and the Lenders; (ii) permit Getzler to access Debtor's places of business and its books and records in order to complete such review and report; (iii) reimburse the Agent or its counsel, upon demand, for the cost and expenses of Getzler; and (iv) promptly advise in writing, any professionals engaged by Debtor or its Affiliates to advise Debtor or its Affiliates with respect to their business or financial prospects, including, without limitation, Lincoln Partners LLC (individually, an "Investment Banker" and collectively, the "Investment Bankers"), that Debtor (a) consents to Agent and the Lenders communicating with such Investment Bankers for the purpose of being advised by, and discussing with, such Investment Bankers, the Investment Bankers' timeline, process, recommendations and proposals for any asset or stock sales, or the refinancing of Debtor's indebtedness, or for the recapitalization of Debtor or any Affiliate, or any other plans for increasing Debtor's equity, reducing the indebtedness of Debtor and its Affiliates, or otherwise improving the financial condition or business of Debtor and its Affiliates, and (b) requests such Investment Bankers to provide such information to the Agent and the Lenders, and to also provide to Agent and the Lenders a copy of any contact or other reports prepared by such Investment Bankers for Debtor when such reports are delivered to Debtor.

     3. Payment on the date hereof by Debtor to Agent, for the account of the Lenders, of the $80,000 unpaid portion of the extension fee earned under the terms of Amendment No. 8.

     4. Debtor's agreement evidenced by Debtor's signature on this Amendment, to pay to Agent, for the account of the Lenders, an additional $100,000 extension fee, with such fee being earned upon execution of this Agreement by all parties, and payable in the amounts and on the due dates listed below:

                Amount          Due Date

                $15,000          7/15/02;
                $15,000          8/15/02;
                $15,000          9/15/02; and
                $55,000          9/30/02.

     In the event the Indebtedness is fully and irrevocably paid in full ("Full Payment"), then any of the above amounts which are due and payable after the date of such Full Payment shall be waived.

     5. Debtor's agreement evidenced by Debtor's signature on this Amendment to the reduction from $350,000 to $175,000 of Debtor's ACH facility with HSBC Bank USA effective as of the date of this Agreement.

     6. Debtor's agreement evidenced by Debtor's signature on this Amendment to diligently pursue the sale of Debtor's property in Arab, Alabama and obtain and deliver to Agent by August 1, 2002 a copy of either: (i) an executed written bona fide purchase offer from a qualified purchaser, such offer and such purchaser to be acceptable to Debtor, Agent and the Lenders, or (ii) an executed written auction agreement with a qualified auctioneer to conduct a commercially reasonable auction of such property by September 13, 2002, such auction agreement and auctioneer to be acceptable to the Debtor, Agent and the Lenders.

     7. Debtor's agreement evidenced by Debtor's signature on this Amendment that Agent may hire an appraiser and an environmental consultant satisfactory to Agent to appraise and conduct an environmental review of the Edinburg, Texas assets and real property of Debtor, and that the fees and expenses of such appraiser and environmental consultant shall be for the account of Debtor and shall be paid by Debtor, or reimbursed by Debtor to Agent, upon Agent's demand.

     B. Amendments. Debtor, the Agent and the Lenders agree that upon Debtor's satisfaction of, or agreement to, as appropriate, the conditions set forth in Section A above, the Agreement and the Schedule are amended in the following respects:

     1. Part (A) of Item 1 of the Schedule to the Agreement is hereby deleted in its entirety and replaced with the following new text:

        "(A) The applicable Maximum Limit of $3,500,000;"

     2. Item 18(g) of the Schedule to the Agreement is hereby deleted in its entirety and replaced with the following new text:

     "(g) Pricing Grid - Advances and Term Loan. The applicable rates of interest to be charged during each time period listed below for each Prime Rate Loan and Libor Loan made or outstanding hereunder as an Advance or under the Term Note are listed below:

                                  PRICING GRIDS

        A.ADVANCES

       Period                   Prime Rate Option         Libor Rate Option
       ---------------------------------------------------------------------

        6/1/02 - 6/30/02         Prime Rate plus 2-3/4%         None
        7/1/02 - 7/31/02         Prime Rate plus 3%             None
        8/1/02 - 8/31/02         Prime Rate plus 3-1/4%         None
        9/1/02 - 9/30/02         Prime Rate plus 3-1/2%         None

        B.TERM LOAN

       Period                   Prime Rate Option          Libor Rate Option
       -----------------------------------------------------------------------

        6/1/02 - 6/30/02        Prime Rate plus 3-1/4%          None
        7/1/02 - 7/31/02        Prime Rate plus 3-1/2%          None
        8/1/02 - 8/31/02        Prime Rate plus 3-3/4%          None
        9/1/02 - 9/30/02        Prime Rate plus 4%              None."



     3. Item 32 of the Schedule to the Agreement is hereby deleted in its entirety and replaced with the following new text:

         "Initial Term: To expire on September 30, 2002 Renewal Term: NONE"

     4. The  following  new  negative  covenants  are added to Article 10 of the
Agreement:

     "10.17. MEXICO ASSET SALE. Debtor will cause substantially all of the assets of IEC and IEC-Mexico located in IEC-Mexico's facility in Reynosa, Mexico to be sold pursuant to that certain Asset Purchase Agreement dated as of June 18, 2002 between IEC and Electronic Product Integration Corporation ("Asset Purchase Agreement") providing for a cash sale price (the "Cash Price") as set forth in paragraph 3.2 of the Asset Purchase Agreement payable in accordance with paragraph 3.5 thereof. The balance of the sale price may be payable to Debtor over time based on various factors including a percentage of future orders received by the purchaser from certain former customers of Debtor or IEC-Mexico ("Earn-out Amount") and additional compensation may be paid to Debtor under paragraph 8.4 of the Asset Purchase Agreement in the form of commissions based on future sales volume from certain customers ("Commission Payments", and together with the Earn-out Amount, the "Earnout Proceeds"). Immediately upon receipt of that portion of the Cash Price described at section 3.5(a)(ii) of the Asset Purchase Agreement, Debtor will pay an amount not less than $125,000 to Agent to be applied as follows: $75,000 to unpaid Advances under the Revolving Credit and $50,000 to installments of principal of the Term Notes in inverse order of maturity, and in conjunction therewith a new Reserve in the amount of $75,000 will be established under the Revolving Credit with respect to certain potential litigation expenses of Debtor heretofore disclosed to Agent with such Reserve to remain in place at the discretion of Agent until such time as Agent is paid $200,000 in total hereunder or Debtor reaches a settlement in full of certain litigation heretofore disclosed to Agent or such Reserve is used to fund all or part of the balance of the $200,000 due Agent under the terms of this
Section 10.17; and immediately upon receipt of that portion of the Cash Price described at section 3.5(a)(iii) of the Asset Purchase Agreement, Debtor will pay to Agent to be applied to installments of principal of the Term Notes in inverse order of maturity an amount equal to the greater of $75,000 or the amount necessary to bring the total of the payments hereunder to Agent from the Cash Price to $200,000 in the aggregate.

     10.18. ASSIGNMENT OF EARNOUT PROCEEDS. Promptly upon execution of the Asset Purchase Agreement, Debtor will execute and deliver to Agent, for the benefit of the Agent and the Lenders, a first lien assignment of the Earnout Proceeds (as defined in Section 10.17 hereof), such assignment to be in form and content satisfactory to Agent. Immediately upon receipt of any Earnout Proceeds, Debtor will pay the amount thereof to Agent to be applied to installments of principal of the Term Notes in inverse order of maturity.

     10.19. SALE OF DEBTOR'S BUSINESS OR STOCK. Debtor will obtain and deliver to Agent and the Lenders by July 26, 2002 an executed letter of intent from a satisfactory purchaser to purchase substantially all of the assets or business or stock of Debtor ("Sale"); Debtor will cause such Sale to be closed on or before August 30, 2002; and Debtor will immediately upon such closing pay to Agent, for the benefit of the Agent and the Lenders, a sufficient amount of the net proceeds from such Sale to repay in full all of the Indebtedness."

5. Debtor acknowledges that Debtor intends to refinance the Advances and the Term Loans under the Agreement with one or more different lenders on or before the expiration of the Initial Term as amended herein, and agrees that, upon such payment of the Advances under the Agreement, the Term Notes of the Debtor dated December 28, 1999 in favor of the Lenders become due and payable by the terms thereof since such financing would not come from internally generated funds in the ordinary course of business.

     D. Reaffirmations and Release.

     1. The Agreement, except as specifically modified hereby, shall remain in full force and effect and Debtor hereby reaffirms the Agreement, as modified by this Amendment, and all collateral and other documents executed and delivered to Agent and the Lenders in connection with the Agreement.

     2. IEC-Mexico and IEC-FSC, by their execution hereof, consent hereto and hereby reaffirm the execution and delivery of their respective Guaranties dated December 28, 1999 and each agrees that its respective guaranty shall continue in full force and effect and shall be applicable to all indebtedness, obligations and liabilities of Debtor to Agent and the Lenders, including without limitation, all indebtedness evidenced by or arising under the Agreement, as modified by this Amendment.

     3. By their execution hereof, each of Debtor, IEC-Mexico and IEC-FSC, (each individually a "Releasor", and collectively, the "Releasors"), for good and valuable consideration, and by these presents does for itself, and its representatives, successors and assigns, remise, release and forever discharge the Agent and the Lenders in any and every capacity, their predecessors, successors, assigns, directors, officers, shareholders, employees, attorneys, advisors and agents (collectively, the "Releasees") of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against such Releasees or any one or more of them, any Releasor ever had, now has or which any Releasor or any of any Releasor's representatives, successors or assigns hereafter can, shall or may claim to have for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to and through and including the date hereof.

     E. Other Provisions.

     1. Debtor agrees to pay on demand by Agent all expenses of Agent and Lenders including without limitation, fees and disbursements of counsel for Agent and the Lenders, in connection with the transactions contemplated by this Amendment, the negotiations for and preparation of this Amendment and any other documents related hereto, and the enforcement of the rights of Agent and the Lenders under the Agreement as amended by this Amendment.

     2. Debtor affirms that Debtor has completed a management restructuring and that (a) W. Barry Gilbert has been duly appointed and is acting as Chief Executive Officer replacing Thomas W. Lovelock and has been duly appointed and is acting as an officer of IEC-Mexico and IEC Electronics Foreign Sales Corporation; (b) Bill R. Anderson has been duly appointed and is acting as Chief Operating Officer; (c) Richard L. Weiss is no longer Chief Financial Officer and is no longer employed by Debtor; and (d) Thomas W. Lovelock and Debtor have entered into a consulting agreement.

     3. This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may from time to time be in effect, without regard to principles of conflicts of law.

     Agreed to as of the date first set forth above.

     IEC ELECTRONICS CORP.              HSBC BANK USA, as Agent as Debtor

By: /s/ W. Barry Gilbert                By: /s/ Vincent J. Harper
------------------------                -------------------------
        W. Barry Gilbert                        Vincent J. Harper
        Chief Executive Officer                 First Vice President

    GENERAL ELECTRIC CAPITAL            HSBC BANK USA, as a Lender
    CORPORATION, as a Lender

By: /s/ Donald J. Cavanagh              By: /s/ Vincent J. Harper
--------------------------              -------------------------
        Donald J. Cavanagh                      Vincent J. Harper
        Duly Authorized Signatory               First Vice President

CONSENTED TO AND AGREED AS OF THIS 20TH DAY OF JUNE, 2002.

IEC ELECTRONICOS, S. de R.L. de C.V.    IEC ELECTRONICS FOREIGN SALES
as Guarantor                            CORPORATION, as Guarantor

By: /s/ W. Barry Gilbert                By: /s/ W. Barry Gilbert
------------------------                ------------------------
        W. Barry Gilbert                        W. Barry Gilbert
        Chief Executive Officer                 Chief Executive Officer

August 9, 2002

IEC Electronics Corp.
105 Norton Street
Newark, NY  14513
Attn:  W. Barry Gilbert, Chief Executive Officer

Re:  Loan and Security Agreement

Gentlemen:

     Pursuant to your request, we are willing to modify certain of the deadlines set forth in Amendment No. 9 dated June 20, 2002 ("Amendment No. 9") to the Loan and Security Agreement dated as of December 28, 1999 with the present parties thereto being you, HSBC Bank USA as Agent, and HSBC Bank USA and General Electric Capital Corporation as the Lenders (as amended prior to the date hereof, the "LSA"), and we are also willing to temporarily modify one of the reserves established under the LSA.

     As Agent, we agree that Amendment No. 9 is hereby modified as follows:

     1. The existing Section A.6 is hereby deleted and replaced with the following new Section A.6:

     "6. Debtor's agreement to diligently pursue the sale of Debtor's property in Arab, Alabama and obtain and deliver to Agent by August 16, 2002 a copy of either: (i) an executed written bona fide purchase offer from a qualified purchaser, such offer and such purchaser to be acceptable to Debtor, Agent and the Lenders, or (ii) an executed written auction agreement with a qualified auctioneer to conduct a commercially reasonable auction of such property by September 13, 2002, such auction agreement and auctioneer to be acceptable to the Debtor, Agent and the Lenders."

     2. Section  10.19 is hereby  deleted and replaced  with the  following  new
Section 10.19:

        "10.19    SALE OF DEBTOR'S BUSINESS OR STOCK.
        Debtor will obtain and deliver to Agent and the Lenders by September 20, 2002 an executed definitive sale agreement from a satisfactory purchaser to purchase substantially all of the assets or business or stock of Debtor ("Sale"), and providing for such Sale to be closed on or before October 30, 2002; and will immediately upon such closing pay to Agent, for the benefit of the Agent and the Lenders, a sufficient amount of the net proceeds from such Sale to repay in full all of the Indebtedness."

     We also hereby temporarily modify the existing $1,000,000 Term Loan Reserve under the LSA by reducing the amount thereof to $800,000 for the period from August 9, 2002 through August 16, 2002 with such Term Loan Reserve to be restored to $1,000,000 as of August 19, 2002.

     This letter replaces in its entirety our letter of August 5, 2002 which never was fully executed and is null and void.

     In order to signify your agreement to, and acceptance of, the above modifications, please sign and return to us today the enclosed duplicate original of this letter whereupon this letter shall become effective as of the date hereof.

                                                     HSBC BANK USA, as Agent

                                                     By:/s/Gary T. Fowler
                                                     ---------------------
                                                           Gary T. Fowler
                                                           Senior Vice President

Accepted and Agreed as of
August 9, 2002

IEC ELECTRONICS CORP., as Debtor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS S. de. R.L. de C.V.

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS FOREIGN SALES
CORPORATION, as Guarantor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

August 23, 2002


IEC Electronics Corp.
105 Norton Street
Newark, NY  14513
Attn:  W. Barry Gilbert, Chief Executive Officer

Re:  Amendment No. 9 Second Modification

Gentlemen:

     Pursuant to your request, we are willing to further modify one of the deadlines set forth in Amendment No. 9 dated June 20, 2002 ("Amendment No. 9") to the Loan and Security Agreement dated as of December 28, 1999 with the present parties thereto being you, HSBC Bank USA as Agent, and HSBC Bank USA and General Electric Capital Corporation as the Lenders (as amended prior to the date hereof, the "LSA").

     As Agent, we agree that Amendment No. 9 is hereby modified as follows:

     1. The existing Section A.6 is hereby deleted and replaced with the following new Section A.6:

          "6. Debtor's agreement to diligently pursue the sale of Debtor's property in Arab, Alabama and obtain and deliver to Agent by September 20, 2002 a copy of either: (i) an executed written bona fide purchase offer from a qualified purchaser, such offer and such purchaser to be acceptable to Debtor, Agent and the Lenders, or (ii) an executed written auction agreement with a qualified auctioneer to conduct a commercially reasonable auction of such property by November 1, 2002, such auction agreement and auctioneer to be acceptable to the Debtor, Agent and the Lenders."

     In order to signify your agreement to, and acceptance of, the above modifications, please sign and return to us today the enclosed four duplicate originals of this letter whereupon this letter shall become effective as of the date hereof.

HSBC BANK USA, as Agent

By /s/ Vincent J. Harper
------------------------
        Vincent J. Harper
        First Vice President

Accepted and Agreed as of
August 23, 2002

IEC ELECTRONICS CORP., as Debtor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS S. de. R.L. de C.V.

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS FOREIGN SALES
CORPORATION, as Guarantor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC Electronics Corp.
105 Norton Street
Newark, NY  14513

Attn:  W. Barry Gilbert, Chief Executive Officer

Re:  Acterna Settlement

Gentlemen:

     In conjunction with your proposed settlement of the action IEC Electronics Corp. ("IEC") commenced against Acterna Corporation in New York State Supreme Court, Wayne County under Index No. 50447 ("Action"), you have requested that the Secured Parties under the Loan and Security Agreement among IEC and the Secured Parties dated as of December 28, 1999, as amended ("LSA") agree to certain modifications under the LSA.

     The Secured Parties are willing to make the modifications set forth herein on the following conditions:

     1. The Agent receives funds in the amount of not less than $1,940,063.09 from the proceeds paid by Acterna Corporation in settlement of the Action with such funds to be applied to prepay principal installments of the Term Loans in inverse order of maturity.

     2. As additional collateral security for the indebtedness of IEC under the LSA, IEC pledges to the Agent, for the benefit of the Agent and the Secured Parties, the Promissory Note of Acterna Corporation payable to the order of IEC dated August 23, 2002 in the face principal amount of $1,113,996, such pledge to be evidenced by a pledge security agreement in form and content acceptable to the Agent, and such original note to be endorsed in blank by IEC and delivered to Agent.

     3. The Agent receives a complete copy of the executed settlement agreement with respect to the Action and also receives four executed originals of this letter signed by IEC and the Guarantors.

     Provided the above conditions are satisfied, the Secured Parties agree that:

     A. (i) A $500,000 portion of the $1,000,000 Term Loan Reserve against the Revolving Credit will be cancelled upon the Agent's receipt and review of satisfactory evidence confirming that IEC has: (a) adopted the proposed trade creditor settlement program in the form shared with the Agent and the Secured Parties on the date hereof ("Vendor Program"); and (b) sent notice of the Vendor Program to all vendors classified as Group 1 or 2 under the Vendor Program; and

     (ii) the remaining $500,000 portion of the Term Loan Reserve will be cancelled upon the Agent's receipt and review of satisfactory evidence confirming that IEC has received acceptances of the Vendor Program from vendors holding not less than fifty percent (50%) of the aggregate outstanding dollar amount of balances due all Group 1 and Group 2 vendors under the Vendor Program.

     B. (i) upon the cancellation of the first $500,000 portion of the Term Loan Reserve as set forth in "A(i)" above, and provided IEC has sufficient availability under the Borrowing Capacity at the applicable time and is otherwise in compliance with the terms of the LSA, then up to $500,000 can be borrowed by IEC under the Revolving Credit to fund working capital needs and to fund the cash payments provided for in the Vendor Program to vendors owed less than $5,000 other than cash payments to any Director for Director fees;

     (ii) upon cancellation of the second $500,000 portion of the Term Loan Reserve as set forth in "A (ii)" above and provided IEC has sufficient availability under the Borrowing Capacity at the applicable time and is otherwise in compliance with the LSA, then up to $500,000 can be borrowed by IEC under the Revolving Credit to fund the cash payments provided for in the Vendor Program to vendors owed $5,000 or more but no one vendor may be paid more than ten percent (10%) of the outstanding dollar amount of the balance owed any such vendor as reflected in the Vendor Program unless consented to in writing by the Agent.

     Nothing herein shall limit or impair the ability of the Agent and the Secured Parties to require such reserves as they deem appropriate from time to time in accordance with the terms of the LSA.

     In order to signify your agreement to, and acceptance of, the above terms and LSA modifications, please sign and return to us the enclosed duplicate original of this letter whereupon this letter shall become effective as of the date hereof.


                                                HSBC BANK USA, as Agent

                                                By /s/ Vincent J. Harper
                                                ------------------------
                                                       Vincent J. Harper
                                                       First Vice President

Accepted and Agreed as of
August 22, 2002

IEC ELECTRONICS CORP., as Debtor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS S. de. R.L. de C.V., as Guarantor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer




IEC FOREIGN SALES CORPORATION, as Guarantor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

September 17, 2002

IEC Electronics Corp.
105 Norton Street
Newark, NY  14513
Attn:  W. Barry Gilbert, Chief Executive Officer

Re:  Loan and Security Agreement Modifications

Gentlemen:

     Pursuant to our discussions with you, we are willing to modify certain of the provisions set forth in the Loan and Security Agreement dated as of December 28, 1999 with the present parties thereto being you, HSBC Bank USA as Agent, and HSBC Bank USA and General Electric Capital Corporation as the Lenders (as amended and modified prior to the date hereof, the "LSA"), and we are also willing to temporarily modify one of the reserves established under the LSA. Capitalized terms used in this letter and not otherwise defined are used with the defined meanings set forth in the LSA.

     As a condition to the modifications made herein, you and we agree to the revocation of the provisions regarding the Vendor Payment Program and the Term Loan Reserve as set forth in Parts A(ii) and B(ii) of the Acterna Settlement letter dated August 22, 2002 between the Agent and you.

     As Agent, we agree that the LSA is hereby modified as follows:

     1. Part (A) of Item 1 of the Schedule regarding the Maximum Limit of the Borrowing Capacity is hereby deleted and replaced with the following new Part
(A):

        "(A) The applicable Maximum Limit of $2,000,000;"

     2. Section A.6 of Amendment 9 is hereby deleted and two new Negative Covenants are hereby added to the LSA as Sections 10.20 and 10.21 as follows:

        "10.20 Sale of Alabama Property. Debtor shall not fail to sell the Debtor's property in Arab, Alabama by September 30, 2002 for a purchase price of approximately $600,000 and wire the net proceeds of approximately $550,000 to the Agent by September 30, 2002 as a prepayment on the Term Loans to be applied to installments thereof in inverse order of maturity."

        "10.21 Sale of Texas Property. Debtor shall not fail to diligently pursue the sale of Debtor's property in Edinburgh, Texas and obtain and deliver to Agent by October 18, 2002 a copy of either (i) an executed bona fide purchase offer from a qualified purchaser, such offer and purchaser to be acceptable to Debtor, Agent and the Lenders, or (ii) an executed written auction agreement with a qualified auctioneer to conduct a commercially reasonable auction of such property by December 31, 2002, such auction agreement and auctioneer to be acceptable to the Debtor, Agent and the Lenders."

     We also hereby temporarily modify the existing $500,000 Term Loan Reserve under the LSA by reducing the amount thereof to $300,000 for the period from the date hereof through September 23, 2002. Assuming delivery by the Debtor to the Agent and the Lenders on or before September 23, 2002 of a satisfactory letter of intent or complete refinancing with a new lender for the sale of Debtor's business and the absence of any Event of Default under the LSA, Agent and the Lenders will further reduce the Term Loan Reserve to $100,000 as of September 24, 2002, and provided the Renewal Term of the LSA is extended past September 30, 2002, the Term Loan Reserve will be increased to $300,000 as of October 7, 2002, and restored to $500,000 as of October 14, 2002.

     Nothing herein shall limit or impair the ability of the Agent and the Secured Parties to require such reserves in such amounts as they deem appropriate, in their sole discretion, from time to time.

     In order to signify your agreement to, and acceptance of, the above modifications, please sign and return to us today the enclosed duplicate original of this letter whereupon this letter shall become effective as of the date hereof.

                                                        HSBC BANK USA, as Agent

                                                 By /s/ Vincent J. Harper
                                                 ------------------------
                                                        Vincent J. Harper
                                                        First Vice President
Accepted and Agreed as of
September 17, 2002

IEC ELECTRONICS CORP., as Debtor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS S. de. R.L. de C.V.

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS FOREIGN SALES
CORPORATION, as Guarantor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

September 24, 2002

IEC Electronics Corp.
105 Norton Street
Newark, NY  14513
Attn:  W. Barry Gilbert, Chief Executive Officer

Re:  Amendment 9 Further Modification

Gentlemen:

     Pursuant to your request, we are willing to modify certain of the deadlines set forth in Amendment No. 9 dated June 20, 2002 ( as modified prior to the date hereof, "Amendment No. 9") to the Loan and Security Agreement dated as of December 28, 1999 with the present parties thereto being you, HSBC Bank USA as Agent, and HSBC Bank USA and General Electric Capital Corporation as the Lenders (as amended prior to the date hereof, the "LSA").

     As a condition to the modification made herein, we require your affirmation evidenced by your signature hereon that the approximately $21,000 on deposit in your account with the Texas State Bank will be used by you only to pay severance due Robert Norris in connection with the closing of the IEC-Mexico facility in Reynosa, Mexico.

     As Agent, we agree that Amendment No. 9 is hereby modified as follows:

     1. Section  10.19 is hereby  deleted and replaced  with the  following  new
Section 10.19:

        "10.19    SALE OF DEBTOR'S BUSINESS OR STOCK.
        Unless the Indebtedness is sooner repaid in its entirety through a refinancing with third party lenders or otherwise, Debtor will obtain and deliver to Agent and the Lenders by October 7, 2002 a satisfactory executed letter of intent from a satisfactory purchaser to purchase substantially all of the assets or business or stock of Debtor ("Sale"), and providing for such Sale to be closed on or before November 29, 2002; and will immediately upon such closing pay to Agent, for the benefit of the Agent and the Lenders, a sufficient amount of the net proceeds from such Sale to repay in full all of the Indebtedness, if any, which remains unpaid."

     If you deliver to the Agent and the Lenders by October 7, 2002 a letter of intent that satisfies the requirements of Section 10.19, the Lenders would then be willing to amend Item 32 of the Schedule to extend the Initial Term of the LSA from September 30, 2002 until October 31, 2002.

     In order to signify your agreement to, and acceptance of, the above modification, please sign and return to us today the enclosed duplicate original of this letter whereupon this letter shall become effective as of the date hereof.

                                                HSBC BANK USA, as Agent

                                                By /s/ Vincent J. Harper
                                                ------------------------
                                                        Vincent J. Harper
                                                        First Vice President

Accepted and Agreed as of
September 24, 2002

IEC ELECTRONICS CORP., as Debtor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS S. de. R.L. de C.V.

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

IEC ELECTRONICS FOREIGN SALES
CORPORATION, as Guarantor

By: /s/ W. Barry Gilbert
------------------------
        W. Barry Gilbert
        Chief Executive Officer

                                    Page 11

                                 Page 87 of 104